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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 30, 2006

                         VYTERIS HOLDINGS (NEVADA), INC.
             (Exact Name of Registrant as Specified in its Charter)



          Nevada                      000-32741                84-1394211
--------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
   of Incorporation)                                         Identification No.)



 13-01 Pollitt Drive, Fair Lawn, NJ                              07410
--------------------------------------------------------------------------------
 (Address of principal executive offices)                      (Zip Code)


        Registrant's telephone number, including area code (201) 703-2299
        -----------------------------------------------------------------


        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [  ]     Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

         [  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

         [  ]     Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

         [  ]     Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01     ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS

        On November 30, 2006, Vyteris Holdings (Nevada), Inc. (the "Company") entered into letter agreements with the holders of the Company's senior debentures (Satellite Strategic Finance Associates, LLC, Satellite Strategic Finance Partners, Ltd., Palisades Master Fund, LP, and Qubit Holdings LLC), which provide that if the Company notifies the senior debenture holders of the Company's intention to repay the outstanding balance of the senior debentures in full on or before December 11, 2006, the senior debenture holders shall be entitled to decline repayment of up to an aggregate of $1,425,000 of the outstanding balance of the senior debentures which will be convertible into shares of common stock of the Company at $0.25 per share and due August 19, 2008. Upon such repayment of the remainder amount of the senior debentures, the holders of senior debentures shall exercise such number of their associated warrants on a cashless basis which will result in the issuance to them of an aggregate of 1,092,000 shares of Common Stock and the holders of Senior Debentures shall surrender to the Company the remainder of the 25,201,981 warrants associated with the senior debentures. Also, pursuant to the letter agreements, until December 11, 2006 (January 15, 2007 if the outstanding balance is repaid before December 11, 2006), each holder of senior debentures will not, without the prior consent of Spencer Trask Specialty Group, LLC ("STSG"), directly or indirectly, (i) offer, sell, assign, transfer, contract or grant any option to sell, or otherwise alienate or dispose of, any part of the senior debentures, (ii) convert the senior debentures or exercise the associated warrants, (iii) enter into any swap, hedge or similar agreement or arrangement that transfers, in whole or in part, the economic risk of ownership of the senior debentures or warrants, or (iv) engage in any short selling of the common stock of the Company. Furthermore, the scheduled principal payments of $1,166,550 due to the holders of senior debentures on November 30, 2006, have been extended and shall become due on December 11, 2006.

        On November 30, 2006, the Company signed an extension through January 30, 2007, of its working capital facility provided by STSG, pursuant to which, the Company has issued an additional 110,000 warrants to purchase shares of common stock of the Company at an exercise price of $2.40 per share ("WCF Warrants"). The Company is obligated to issue an additional 110,000 WCF Warrants per month until the working capital facility is repaid in full.



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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         VYTERIS HOLDINGS (NEVADA), INC.



                         By: /s/ Patrick McKiernan
                             ----------------------
                             Name: Patrick McKiernan
                             Title: Vice President of Operations and
                                    Principal Accounting Officer


Dated:  December 6, 2006